UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico	00680
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (787) 834-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 7.01 Regulation FD Disclosure.
On July 26, 2007, an article was published in Caribbean Business, based in part on an interview with Frank C. Stipes, Chairman and Chief Executive Officer of W Holding Company, Inc. (the “Company”). The article contains information regarding future operations and financial goals of the Company. Despite the context in which many of the quotations appear, Mr. Stipes intended certain of his comments to represent forward-looking statements related to the expectations of management, and such statements should not be construed otherwise. The Company as well as Mr. Stipes wish to clarify certain statements in the article. Specifically, the Board of Directors of the Company has not made, nor did Mr. Stipes say it had made, a determination as to a stock buyback program or a reverse stock split. As previously disclosed, the Board of Directors has retained an independent firm to review the Inyx loan as well as the complete asset-based lending portfolio and the asset based lending division’s systems of internal controls, and pending the outcome of this investigation and the release of the Company’s second quarter financial results, the Board of Directors does not intend to proceed with any such actions. If the Board of Directors decides in the future to proceed and make any such determinations, it will be formally informed and disclosed by the Company in a future SEC filing, as appropriate. Additionally, as the Company’s investigation is still pending and no conclusions have been reached, there should be no inference as to the necessity for a restatement. A copy of the article is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. This information is furnished and not filed.
The information set forth in this Item 7.01 shall not be deemed an admission as to the accuracy or materiality of any information in the article incorporated by reference into this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD. Investors should refer to the Company’s periodic filings with the SEC for information regarding the Company’s business and operating and financial performance. The Company assumes no responsibility for, and undertakes no obligation to correct or update, inaccurate media reports regarding the matters referred to herein or other matters, except to the extent required by law.
Statements in this Form 8-K that are not historical, including statements regarding earnings and growth rates, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s current, preliminary, expectations and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. These risks and uncertainties include among others, the impact of changes in market interest rates and general economic conditions, changes in government regulations, changes in accounting principles and the quality or composition of the loan portfolio. Other risks and uncertainties are set forth in the Company’s Form 10-K for the year ended December 31, 2006, and other documents filed with the Securities and Exchange Commission. The forward-looking statements are made only as of the date of this Form 8-K, and the Company disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this release resulting from new information, future events or otherwise except to the extent required by law.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Article published on July 26, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC. (Registrant)
/s/ Norberto Rivera
Norberto Rivera, CPA
Chief Accounting Officer

Date: July 31, 2007

Exhibit Index

Exhibit No.	Description

99.1	Article published on July 26, 2007